UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________

                                   FORM 8-K

                                CURRENT REPORT

                             _____________________

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): March 17, 2005


                               Farmer Bros. Co.
            (Exact Name of Registrant as Specified in its Charter)


          Delaware                      0-1375                  95-0725980
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)


           20333 South Normandie Avenue, Torrance, California 90502
              (Address of principal executive offices) (Zip Code)


                                (310) 787-5200
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01      Entry into a Material Definitive Agreement.
---------      -------------------------------------------

Effective as of March 17, 2005, the Board of Directors of Farmer Bros. Co. (the "Company") approved a stockholder rights plan (the "Rights Plan"), pursuant to which the Company entered into a Rights Agreement dated March 17, 2005 (the "Rights Agreement") with Wells Fargo Bank, N.A., as Rights Agent, and the Board declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of the Company's Common Stock, $1.00 par value per share (the "Common Stock"), to stockholders of record at the close of business on March 28, 2005 (the "Record Date"). Each Right, when exercisable, will entitle the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, $1.00 par value per share (the "Preferred Stock"), at a purchase price of $112.50 (the "Purchase Price"), subject to adjustment.

Initially, ownership of the Rights will be evidenced by the certificates representing outstanding shares of Common Stock, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock on the Distribution Date, which will occur upon the earlier of (i) 10 business days following the first date of a public announcement that a person or group of affiliated or associated persons (other than certain exempted persons (the "Farmer Exempted Persons") as described below, or employee benefit plans of the Company including the Company's Employee Stock Ownership
Plan) (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), or (ii) 10 business days following the commencement of a tender offer or exchange offer (other than a Permitted Offer, as defined in the Rights Agreement) that would result in a person or group beneficially owning 15% or more (or, in the case of the Farmer Exempted Persons, 45% or more) of the outstanding shares of Common Stock. The Farmer Exempted Persons consist of Roy F. Farmer, deceased, his widow Emily Farmer and their descendants (collectively "Farmer Family members"), the estates of Farmer Family members and the personal representatives thereof and trusts created by or for the benefit of Farmer Family members and the trustees of such trusts until such persons, estates and trusts beneficially own in the aggregate more than 45% of the Company's outstanding Common Stock. As of the date of the Rights Agreement, the Farmer Exempted Persons beneficially owned approximately 39.8% of the Company's outstanding Common Stock.

Until the Distribution Date, which the Board of Directors may defer in certain circumstances, or earlier redemption or expiration of the Rights, (i) the Rights will be evidenced by the Common Stock certificates outstanding on the Record Date or by new Common Stock certificates issued after the Record Date which will contain a legend incorporating the Rights Agreement by reference;
(ii) the Rights will be transferred with and only with such Common Stock certificates; and (iii) the surrender for transfer of any certificates for Common Stock outstanding (with or without such legend) will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

The Rights are not exercisable until the Distribution Date and will expire on March 28, 2015 (the "Final Expiration Date") unless earlier redeemed, exchanged or terminated as described below, or unless a "Section 13(d) Event" as defined in Section 13(d) of the Rights Agreement, has occurred. As soon as practicable after the Distribution Date, separate Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, and except for shares of Common Stock issued upon exercise, conversion or exchange of then outstanding options, convertible or exchangeable securities or other contingent obligations to issue shares or pursuant to any employee benefit plan or arrangement, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

In the event that any Person becomes an Acquiring Person, unless the event causing the ownership threshold to be crossed is a Permitted Offer (as defined in the Rights Agreement), then, promptly following the first occurrence of such event, each holder of a Right (except for the Acquiring Person, whose Rights will be null and void upon such event) shall thereafter have the right to receive, upon exercise, that number of shares of Common Stock of the Company (or, in certain circumstances, cash, property or other securities of the Company) which equals the exercise price of the Right divided by 50% of the current market price (as defined in the Rights Agreement) per share of Common Stock at the date of the occurrence of such event. However, the Rights are not exercisable following such event until such time as the Rights are no longer redeemable by the Company as described below. In lieu of requiring payment of the Purchase Price upon exercise of the Rights following any such event, the Company may permit or require the holders to surrender the Rights, in which event they will be entitled to receive shares of Common Stock (and other property, as the case may be) with a value of 50% of what could be purchased by payment of the full Purchase Price. The event summarized in this paragraph is referred to as a "Section 11(a)(ii) Event."

The following example illustrates the foregoing: At a Purchase Price of $112.50 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following a Section 11(a)(ii) Event would entitle its holder to purchase $225.00 worth of Common Stock (or other consideration, as noted above) for $112.50. Assuming that the Common Stock had a market price of $45.00 per share at such time, the holder of each valid Right would be entitled to purchase five shares of Common Stock, having a market value of 5 x $45.00, or $225.00, for $112.50. No fractional shares of Common Stock will be issued upon exercise of the Rights and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.

In the event that, at any time after any Person becomes an Acquiring Person,
(i) the Company is consolidated with, or merged with and into, another entity and the Company is not the surviving entity of such consolidation or merger (other than a consolidation or merger which follows a Permitted Offer) or if the Company is the surviving entity, but shares of its outstanding Common Stock are changed or exchanged for stock or securities (of any other person) or cash or any other property, or (ii) more than 50% of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights in the hands of the Acquiring Person, which have been voided) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to approximately two times the exercise price of the Right. Again, provision may be made to permit or require surrender of the Rights in exchange for one-half of value otherwise purchasable. The events summarized in this paragraph are referred to as "Section 13 Events."

At any time after the occurrence of a Section 11(a)(ii) Event, when no person owns a majority of the Common Stock, the Board of Directors may exchange the Rights (other than Rights owned by such Acquiring Person which have become null and void), in whole or in part, for shares of Common Stock at an exchange ratio of one share of Common Stock, or one one-hundredth of a share of Preferred Stock (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

The Purchase Price payable and the number of units of Preferred Stock or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution under circumstances described in the Rights Agreement. The number of Rights associated with each share of Common Stock is also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

No fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors, a minimum preferential quarterly dividend payment of $1.00 per share or, if greater, an aggregate dividend of 100 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Preferred Stock will be entitled to a payment equal to the greater of a preferential liquidation payment of $100.00 per share, plus an amount equal to accrued and unpaid dividends, or 100 times the aggregate amount to be distributed per share to holders of Common Stock. Each share of Preferred Stock will have 100 votes, voting together with the Common Stock. In the event of any merger, consolidation or other transaction in which Common Stock is changed or exchanged, each share of Preferred Stock will be entitled to receive 100 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions. Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of one one-hundredth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock. Until a Right is exercised, the holder of a Right, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

At any time prior to the earlier of the tenth Business Day (or such later date as may be determined by the Board of Directors pursuant to the Rights Agreement) following the Stock Acquisition Date or the Final Expiration Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the "Redemption Price"). Immediately upon the redemption of the Rights or such earlier time as established by the Board in the resolution ordering the redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price. The Rights may also be redeemable following certain other circumstances specified in the Rights Agreement.

Any provision of the Rights Agreement, other than the Redemption Price, may be amended by the Board of Directors prior to such time as the Rights are no longer redeemable. Once the Rights are no longer redeemable, the Board's authority to amend the Rights is limited to correcting ambiguities or defective or inconsistent provisions in a manner that does not adversely affect the interest of holders of Rights (excluding the interests of an Acquiring Person).

Although the distribution of the Rights should not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above.

The Rights are intended to protect the stockholders of the Company in the event of an unfair or coercive offer to acquire the Company and to provide the Board of Directors with adequate time to evaluate unsolicited offers. The Rights may have anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on a substantial number of Rights being acquired. The Rights, however, should not affect any prospective offeror willing to make an offer at a fair price and otherwise in the best interests of the Company and its stockholders, as determined by the Board of Directors. The Rights should also not interfere with any merger or other business combination approved by the Board of Directors. The Rights are not being distributed in response to any specific effort to acquire control of the Company.

This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement (including the exhibits thereto), which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03      Material Modification to Rights of Security Holders
---------      ---------------------------------------------------

See the disclosure set forth under "Item 1.01 Entry into a Material Definitive Agreement," which is incorporated into this Item 3.03 by reference

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in
               Fiscal Year

On March 18, 2005, the Company filed a Certificate of Designations of Series A Junior Participating Preferred Stock with the Secretary of State of the State of Delaware setting forth the terms of the Series A Junior Participating Preferred Stock issuable upon exercise of the Rights (if the Rights become exercisable) as disclosed under "Item 1.01 Entry into a Material Definitive Agreement." A copy of the Certificate of Designations is attached as Exhibit
3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01      Other Events
---------      ------------

On March 18, 2005, the Company issued a press release announcing the declaration of the Rights and the adoption of the Rights Plan. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.
---------       ----------------------------------

     Exhibits.

     3.1 Certificate of Designations of Series A Junior Participating Preferred Stock.

     4.1 Rights Agreement, dated March 17, 2005 by and between Farmer Bros. Co. and Wells Fargo Bank, N.A., as Rights Agent.

     99.1   Press release dated March 18, 2005.

                                  SIGNATURE
                                  ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 18, 2005

                                            FARMER BROS. CO.


                                            By: /s/ John E. Simmons
                                                -----------------------------
                                                Name:  John E. Simmons
                                                Title: Treasurer

                                 EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

3.1             Certificate of Designations of Series A Junior Participating
                Preferred Stock.

4.1 Rights Agreement, dated March 17, 2005 by and between Farmer Bros. Co. and Fargo Bank, N.A., as Rights Agent.

99.1            Press release dated March 18, 2005.